SSgA FUNDS

SUPPLEMENT DATED AUGUST 19, 2010
TO
PROSPECTUS DATED DECEMBER 29, 2009
(AS SUPPLEMENTED THROUGH AUGUST 4, 2010)
and
STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 29, 2009
(AS SUPPLEMENTED THROUGH MARCH 31, 2010)

SSgA CORE EDGE EQUITY FUND
(TICKER SYMBOL: SSCSX)

The Prospectus and Statement of Additional Information for the SSgA Core Edge Equity Fund is hereby supplemented.  The following information supersedes any information to the contrary regarding the Fund contained in the Fund’s Prospectus and Statement of Additional Information:

The SSgA Funds’ Board of Trustees has approved a plan to liquidate and  close the SSgA Core Edge Equity Fund (the “Fund”). In anticipation of the Fund’s liquidation, effective August 17, 2010, the Fund ceased the sale of its shares, including to existing shareholders. It is expected that the Fund’s operations will be fully wound down by August 30, 2010.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE